EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Landstar System, Inc. (the “Company”) on Form 10-K for the period ending December 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Henry H. Gerkens, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Henry H. Gerkens
Henry H. Gerkens
Chairman of the Board, President and Chief Executive Officer

February 21, 2013